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                                                                 Exhibit 10.5(a)

                            [NOMOS Corporation Logo]


                             1999 STOCK OPTION PLAN


1. Purpose.

The purpose of the 1999 Stock Option Plan (the "Plan") is to induce key personnel, including employees, officers, directors and consultants of NOMOS Corporation (the "Company") to remain in the employ or service of the Company, to attract new key personnel, and to encourage such persons to secure or increase on reasonable terms their stock ownership in the Company. The Board of Directors of the Company (the "Board") believes that the granting of stock options (the "Options") under the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company and aid in securing its continued growth and financial success. Options granted hereunder are intended to be either (a) "incentive stock options" (which term, when used herein, shall have the meaning ascribed thereto by the provisions of
Section 422(b) of the Internal Revenue Code of 1986, as amended [the "Code"]) or
(b) options which are not incentive stock options ("non-incentive stock options") as determined at the time of the grant thereof by the Board.

2. Effective Date of the Plan.

The Plan shall become effective when approved, by resolution of the Board, subject to ratification of the Plan by the vote of the holders of a majority of all of the outstanding shares of the Common Stock of the Company (the "Common Stock") present in person or by proxy at the next meeting of the Shareholders of the Company.

3. Stock Subject to Plan.

One million, five hundred thousand (1,500,000) of the authorized but unissued shares of the Common Stock are hereby reserved for issue upon the exercise of Options which may be granted under the Plan; PROVIDED, HOWEVER, that the number of shares so reserved may from time to time be reduced to the extent that a corresponding number of issued and outstanding shares of the Common Stock are purchased by the Company and set aside for issue upon the exercise of Options which may be granted under the Plan. If any Option expires or terminates for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the Plan.

4. Administration.

The Plan shall be administered by the Board. Subject to the express provisions of the Plan, the Board shall have complete authority, in its discretion, to interpret the Plan, to prescribe, amend and rescind rules and regulation relating to it, to determine the terms and provisions of the respective option certificates (which need not be identical) to


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determine the individuals (each a "participant") to whom and the times and the prices at which Options shall be granted, the periods during which each Option shall be exercisable, the number of shares of the Common Stock to be subject to each Option and whether such Option shall be an incentive stock option or a non-incentive stock option and to accelerate the vesting or extend the period of time during which an Option shall be exercisable and make all other determinations necessary or advisable for the administration of the Plan. In making such determinations, the Board may take into account the nature of the services rendered by their respective participants, their present and potential contributions to the success of the Company and such other factors as the Board in its discretion shall deem relevant. The Board's determination on the matters referred to in this Section 4 shall be conclusive. Any dispute or disagreement which may arise under or as a result of or with respect to any Option shall be determined by the Board, in its sole discretion, and any interpretations by the Board of the terms of the Plan or any Option shall be final, binding and conclusive.

5. Eligibility.

An Option may be granted only to key employees of the Company (including officers and/or directors), directors of the Company who are not employees and independent contractors hired or retained by the Company to provide on a regular basis, consulting services for the Company.

6. Option Prices.

A. The initial per share option price of any Option which is an incentive stock option shall not be less than the fair market value of a share of the Common Stock on the date of grant; PROVIDED, HOWEVER, that, in the case of a Participant who owns more than 10% of the total combined voting power of the Common Stock at the time an Option which is an incentive stock option is granted to him, the initial per share option price shall not be less than 110% of the fair market value of a share of the Common Stock on the date of grant.

B. The initial per share option price of any Option which is a non-incentive stock option shall not be less than 50% of the fair market value of a share of the Common Stock on the date of grant.

C. For all purposes of the Plan, the fair market value of a share of the Common Stock on any date shall be equal to the value thereof as determined in good faith by the Board in its sole discretion; PROVIDED, HOWEVER, that, at such time as shares of the Common Stock are publicly traded, following a public offering under the Securities Act of 1933 as amended or otherwise, the fair market value of a share of Common Stock shall be determined by the Board with reference to the appropriate market prices for such shares.

7. Option Term.

Options shall be granted for such term as the Board shall determine at the time of the granting thereof, not in excess of ten (10) years from the date of the granting thereof;


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PROVIDED, HOWEVER, that, in the case of a Participant who owns more than 10% of the total combined voting power of the Common Stock at the time an Option which is an incentive stock option is granted to him, the term with respect to such Option shall not be in excess of five (5) years from the date of the granting thereof.

8. Limitation on Amount of Incentive Stock Options Granted.

The aggregate fair market value of the shares of the Common Stock for which any Participant may be granted Options which are incentive stock options which are exercisable for the first time in any calendar year (whether under the terms of the Plan or any other stock option plan of the Company) shall not exceed $100,000.

9. Exercise of Options.

A. Except as otherwise determined by the Board at the time of the grant thereof, a Participant may not exercise an Option during the period commencing on the date of the granting of such Option to him and ending on the day preceding the first anniversary of such date. Except as otherwise so provided, a Participant may (i) during the period commencing on the first anniversary of the date of the granting of an Option to him and ending on the day preceding the second anniversary of such date, exercise such Option with respect to one-fifth of the shares granted thereby, (ii) during the period commencing on such second anniversary and ending on the day preceding the third anniversary of such date, exercise such Option with respect to two-fifths of the shares granted thereby,
(iii) during the period commencing on such third anniversary and ending on the day preceding the fourth anniversary of such date, exercise such Option with respect to three-fifths of the shares granted thereby, (iv) during the period commencing on such fourth anniversary and ending on the day preceding the fifth anniversary of such date, exercise such Option with respect to four-fifths of the shares granted thereby and (v) during the period commencing on such fifth anniversary, exercise such Option with respect to all of the shares granted thereby. Notwithstanding the foregoing, unless otherwise expressly provided by the Board at the time of the granting of an Option, each Option shall immediately become exercisable in full upon the death or permanent disability of Participant.

B. To the extent then exercisable, an Option may be exercised either in whole at any time or in part from time to time.

C. An Option may be exercised only by a written notice of intent to exercise such Option with respect to a specific number of shares of the Common Stock and payment to the Company of the amount of the Option price for the number of shares of the Common Stock so specified.

D. The Board may, in its discretion, permit any Option to be exercised, in whole or in part, prior to the time when it would otherwise be exercisable.

10. Transferability.


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Options granted under this Plan shall be exercisable by the Employee receiving such Option or such Employee's guardian or legally appointed personal representative. In no event shall the Option be transferable except, in the case of death, by will or the laws of descent and distribution. No Option granted under this Plan shall be subject to attachment, execution or other similar process. In the event of an attempt to alienate, assign, pledge, hypothecate or other dispose of the Option, except as otherwise provided in this Plan, or if a levy of any attachment, execution or similar process upon the rights or interest conferred under this Plan is attempted, the Corporation may terminate the Option by notifying the Employee, and the Option shall thereupon become null and void. No Option shall be assignable or transferable except by will and/or by the laws of descent and distribution and, during the life of any Participant, each Option granted to him may be exercised only by him.

11. Termination of Employment or Service.

Unless otherwise provided by the Board, either at the time of grant or at the time of termination, in the event a participant leaves the employ or service of the Company, whether voluntarily or otherwise, each Option therefore granted to him shall, to the extent not theretofore exercised, terminate on the 30th day after the date the Participant's employment or services terminate. In the event an Employee exercises an Option intended to be an incentive stock option after the aforementioned 30 day period, such exercise shall terminate the incentive stock option and be deemed to be an exercise of a non-qualified stock option. If an Employee's employment terminates because of death, such Employee's estate shall have one year from the date of death to exercise any Option granted under the Plan. In the event an Employee becomes permanently disabled, the Employee or the Employee's legally appointed personal representative (if such an appointment is necessary), shall have one year from the date such Employee becomes permanently disabled to exercise the Option granted hereby; provided, however, that the Board may, in its sole discretion, extend the exercise period for longer than one year in the event of an Employee's death, but in no event shall the Board extend such exercise period beyond the original option term.

12. Adjustment of Number of Shares.

In the event that a dividend shall be declared upon the Common Stock payable in shares of the Common Stock, the number of shares of the Common Stock then subject to any Option and the number of shares of the Common Stock reserved for issuance in accordance with the provisions of the Plan but not yet covered by an Option shall be adjusted by adding to each share the number of shares which would be distributable thereon if such shares had been outstanding on the date fixed for determining the shareholders entitled to receive such stock dividend. In the event that the outstanding shares of the Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, sale of assets, merger or consolidation in which the company is the surviving corporation, then, there shall be substituted for each share of the Common Stock then subject to any Option and for each share of the Common Stock reserved for issuance in accordance with the provisions of the Plan but not yet covered by an Option, the


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number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchanged. In the case of any substitution or adjustment in accordance with the provisions of this Section 12, the option price in each stock option certificate for each share covered thereby prior to such substitution or adjustment shall be the option price for all shares of stock or other securities which shall have been substituted for such share or to which such share shall have been adjusted in accordance with the provisions of this
Section 12. No adjustment or substitution provided for in this Section 12 shall require the Company to sell a fractional share under any stock certificate. In the event of the dissolution or liquidation of the Company, or a merger, reorganization or consolidation in which the Company is not the surviving corporation, then, except as otherwise provided in the second sentence of this
Section 12, each Option, to the extent not theretofore exercised, shall terminate on fifteen (15) days' notice from the Company.

13. Conditions of Exercise.

A. Unless the shares to be issued upon the exercise of an Option by a Participant shall be registered prior to the issuance thereof under the Securities Act of 1933, as amended, such Participant will, as a condition of the Company's obligation to issue such shares, be required to give a representation in writing that he is acquiring such shares for his own account as an investment and not with a view to, or for sale in connection with, the distribution of any thereof.

B. In the case of each non-incentive stock option, a condition of exericising the same shall be the entry by the Participant exercising the same into such arrangements with the Company with respect to income tax withholding as the Board may determine.

C. Unless expressly waived by the Board, it shall be a condition of any Participant exercising any Option that such Participant agree, in an instrument prescribed by the Board, to be bound by the restrictions on the sale or transfer of shares of Common Stock in accordance with the restrictions set forth in the Company's stock subscription agreement, a copy of which is annexed hereto.

14. No Shareholder Status.

Neither any Participant nor his legal representatives, legatees or distributees shall be or be deemed to be the holder of any share of the Common Stock covered by an Option unless and until a certificate for such share has been issued. Upon payment of the purchase price thereof, a share issued upon exercise of an Option shall be fully paid and non-assessable.

15. No Restrictions on Corporate Acts.

Neither the existence of the Plan or any Option shall in any way affect the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock


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or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.


16. No Employment or Service Right.

Neither the existence of the Plan nor the grant of any Option shall require the Company to continue any Participant in the employ or other service of the Company.

17. Termination and Amendment of the Plan.

The right to alter and amend the Plan at any time and from time to time and the right to revoke or terminate the Plan are hereby specifically reserved to the Board; provided always that no such revocation or termination shall terminate any outstanding stock option theretofore granted under the Plan; and provided further that no such alteration or amendment of the Plan shall, without prior stockholder approval (a) increase the total number of shares which may be issued or delivered under the Plan, or (b) make any changes in the class of eligible employees. No alteration, amendment, revocation or termination of the Plan shall, without the written consent of the holder of a stock option theretofore granted under the Plan, adversely affect the rights of such holder with respect to such stock option.

18. Expiration and Termination of the Plan.

The Plan shall terminate ten (10) years from the Effective Date of the Plan, or at such earlier time as the Board may determine. Options may be granted under the Plan at any time and from time to time prior to its termination. Any Option outstanding under the Plan at the time of the termination of the Plan shall remain in effect until such Option shall have been exercised or shall have expired in accordance with its terms.

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